Exhibit 99.2

Second Quarter 2021 Results and Outlook July 29, 2021 Leading the Clean Energy Transformation

2 Enter “so what” if necessary – Century Gothic, Bold, Size 18 or smaller This presentation is made as of the date hereof and contains “forward - looking statements” as defined in Rule 3b - 6 of the Securit ies Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward - looking statements are subject to risks and uncertainties. All forward - looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS E nergy’s and Consumers Energy’s Securities and Exchange Commission filings. Forward - looking statements should be read in conjunction with “FO RWARD - LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s most recent Form 10 - K and as upda ted in reports CMS Energy and Consumers Energy file with the Securities and Exchange Commission. CMS Energy’s and Consumers Energy’ s “ FORWARD - LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important fa cto rs that could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Ene rgy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances af ter the date hereof. The presentation also includes non - GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com. Investors and others should note that CMS Energy routinely posts important information on its website and considers the Inves tor Relations section, www.cmsenergy.com/investor - relations, a channel of distribution. Presentation endnotes are included after the appendix. 2

A Simple Investment Thesis . . .


Diversified Service Territory
Clean Energy Leader
UTILITY WORK AHEAD
Infrastructure Renewal
CMS ENERGY
Strong Cash Flow & Balance Sheet
Affordable Prices
Constructive Legislation

Nearly two decades of industry-leading financial performance

Industry-leading clean energy commitment
Net Zero Carbon (2040) & Net Zero Methane (2030)[a]

Excellence through the CE WAY

Top-tier regulatory jurisdiction[b]

Premium total shareholder return
6% to 8% adjusted EPS growth + ~3% dividend yield

Presentation endnotes are included after the appendix.

. . . becoming simpler, cleaner and leaner.

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2021 Integrated Resource Plan . . .

CMS ENERGY

Key Outcomes

Retires ALL coal by 2025
(depreciated over design life)

Adds >$1 Bn of rate base over next 5 years
(>95% utility earnings by 2025)

Accelerates decarbonization
(~60% carbon emissions reduction by 2025[a])

Increases renewable resource deployment
(~8 GW of solar by 2040)

Ensures reliability, resilience <u>and</u> affordability
(~$650 MM in customer savings[b])







Presentation endnotes are included after the appendix.

. . . provides proof points to our investment thesis.

4

5 Q1 : File next rate case 2022 Michigan’s Strong Regulatory Construct . . . Gas . . . ensures forward - looking visibility. 2021 6/30: Filed Integrated Resource Plan (IRP) U - 21090 By Dec. 2 2 nd : Expected final order Dec.: File next rate case 3/1: Filed $225 MM U - 20963 10.5% ROE x x Integrated Resource Plan Electric Gas Apr. : Initial order

6 Amount • Covert (2023) • DIG & Peakers (2025) >$1 Bn Amount • Electric distribution reliability • Grid modernization • Gas distribution and safety • Clean energy generation $3 - $4 Bn Growing Customer Investment Plan Investing in the Clean Energy Transformation . . . . . . enhances reliability, resilience and affordability. IRP Opportunity Clean Energy Generation Electric Gas 10 - yr Opportunity '19 - '23 Plan '20 - '24 Plan '21 - '25 Plan Future 5 - yr Plan 40% 42% ~$13¼ Bn 18% Incremental Opportunity ~$12¼ Bn ~$11¾ Bn >$1 Bn IRP

7 Commentary Amount Confidence in the Outlook . . . . . . w ith opportunities for upside. 2021 Full - Year Adj. Continuing Ops. EPS guidance Annual dividend per share (DPS) $2.61 – $2.65 $1.74 Toward the high end Committed to growth Adjusted EPS guidance $2.85 – $2.87 Reaffirmed Adjusted EPS and DPS growth +6% to +8% Maintains top - tier growth Long - Term 2022 Full - Year

8 2020 2021 Reported Total EPS (GAAP) $1.33 $1.82 Plus: Disposal of Disc. Ops. -- 0.01 Less: EnerBank Disc. Ops. (0.08) (0.19) Reported Continuing Ops. EPS (GAAP) 1.25 1.64 Adjustments a 0.02 -- Adj. Continuing Ops. EPS (non - GAAP) a $ 1.27 Adj. EPS by Segment Second Quarter Results First Half 2021 EPS . . . Year - to - Date Results . . . t racking ahead of plan. 2020 2021 Reported Total EPS (GAAP) $0.48 $0.61 Plus: Disposal of Disc. Ops. -- 0.01 Less: EnerBank Disc. Ops. (0.03) (0.07) Reported Continuing Ops. EPS (GAAP) $0.45 $0.55 Adjustments a 0.01 -- Adj. Continuing Ops. EPS (non - GAAP) a $ 0.46 $0.55 Utility Enterprises EnerBank Parent and Other Continuing Operations EnerBank Disc. Ops. YTD $1.82 0.06 Disc. Ops. (0.24) $ 1.64 $0.19 $ 1.64 Presentation endnotes are included after the appendix. Q2 $0.66 0.0 1 Disc. Ops. (0.12) $ 0.55 $0.07 $ 0.55

9 2021 Adjusted Continuing Ops. EPS . . . . . . managing through COVID - 19 risks. 2020 Weather Rates & Investment Customer Initiatives & Cost Savings Usage, Enterprises, Tax & Other Normal Weather Rates & Investment Customer Initiatives & Cost Savings Usage, Enterprises, Tax & Other 2021 First Half $1.27 First Half $1.64 (8)¢ – (12)¢ $2.61 – $2.65 a 1¢ (2) ¢ 12 ¢ (6)¢ (21)¢ 6 ¢ 36¢ $2.47 a First Half 37¢ Six Months To - Go (19)¢ – (23) ¢ . . . is w ell p ositioned for the second half of the year . Presentation endnotes are included after the appendix.

10 Plan YTD (MM) (MM) Consumers Energy: First Mortgage Bonds $665 -- CMS Energy: Hybrid $235 $230 Planned Equity Up to $250 -- Retirements (incl. term loans): Consumers Energy -- -- CMS Energy $200 -- Existing Facilities $850 MM (Jun - 2024) $550 MM (Jun - 2024) $250 MM (Nov - 2022) Consumers Energy CMS Energy Financings 2021 Financing Plan on Track . . . $1.8 Bn a of net liquidity position with no CP outstanding (as of 6/30/21) . . . with significant financial flexibility. Presentation endnotes are included after the appendix. Up to $100 Preferred - 50% equity credit $57 MM contracted x

11 11 Q&A Thank You

12 12 Appendix

Utility Sales Recovering . . .

Weather-Normalized Electric Deliveries[a]

(YTD 2021 vs. YTD 2020)



13.0%[b]
3.6%
3.3%[b]
(1.2)%
Res.
Com.
Ind.
Total

2021 Adjusted EPS Sensitivities

(1% Full-Year △ in Volume)

	Electric	Gas
Residential	4¢	2¢
Commercial	2½	½
Industrial	½	½

Presentation endnotes are included after the appendix.

. . . and are supported by favorable mix.

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14 . Ratings Drivers Credit Metrics Maintained . . . Consumers Energy CMS Energy • Strong financial position • Growing operating cash flow • Return on regulated investment • Supportive regulatory environment Senior Secured Commercial Paper Outlook Senior Unsecured Junior Subordinated Outlook Last Review A A - 2 Stable BBB BBB - Stable Jun. 2021 A1 P - 2 Stable Baa2 Baa3 Stable May. 2021 A+ F - 2 Stable BBB BB+ Stable Dec. 2020 S&P Moody’s Fitch . . . at solid investment - grade levels.

Proposed IRP Actions . . .

CMS ENERGY

Key Objectives	Current Plan	2021 IRP	
• Accelerates Decarbonization	Exit coal by 2040	Exit coal by 2025	~(60)% carbon emissions reduction by 2025[a]
Retire			
Karn 3&4 (oil)	2031	2023	
Campbell 1&2 / Campbell 3	2031/2039	2025	
• Ensures Reliability, Resilience & Affordability	No new dispatchable units	Purchase >2 GW of existing gas units	~$650 MM in customer savings[b]
• Increases Renewables & Customer Programs	~6 GW of solar 1.1 GW EE	~8 GW of solar 1.1 GW EE	
• Maintains Strong Balance Sheet	Securitization of retired units	Regulatory asset treatment for retired units	

Presentation endnotes are included after the appendix.

. . . align with objectives.

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16 16 Endnotes

17 17 Slide 3: a Methane emissions from our natural gas delivery system and carbon emissions company - wide b UBS Research, 2021 state rankings and D.C. Slide 4: a From 2005 baseline including utility - owned generation, PPAs and MISO purchases, post coal retirements b 2021 IRP vs. current plan savings Slide 8: a See GAAP reconciliation on slide 19 Slide 9: a Excludes discontinued operations from EnerBank of $0.20 in 2020 and $0.22 in 2021 Slide 10: a Excludes $1,619 MM in available revolvers + $153 MM of unrestricted cash - $14 MM of cash at Aviator Wind and other Slide 13: a YTD 2021 vs. YTD 2020, year over year change in GWh, excludes ROA and other b Excludes one large, low - margin industrial customer Slide 15: a From 2005 baseline including utility - owned generation, PPAs and MISO purchases, post coal retirements b 2021 IRP vs. current plan savings Presentation Endnotes ( pg 1)

18 18 GAAP Reconciliation CMS Energy provides historical financial results on both a reported (GAAP) and adjusted (non - GAAP) basis and provides forward - lo oking guidance on an adjusted basis. During an oral presentation, references to “earnings” are on an adjusted basis. All references to net income refer to net income avail abl e to common stockholders and references to earnings per share are on a diluted basis. Adjustments could include items such as discontinued operations, asset sales, imp air ments, restructuring costs, changes in accounting principles, changes in federal tax policy, regulatory items from prior years, unrealized gains or losses, recognized in net i nco me, from mark - to - market adjustments related to CMS Enterprises’ interest expense, or other items. Management views adjusted earnings as a key measure of the company’s present o per ating financial performance and uses adjusted earnings for external communications with analysts and investors. Internally, the company uses adjusted earnings to measure and assess performance. Because the company is not able to estimate the impact of specific line items, which have the potential to significantly impact, favorably or unfavo rab ly, the company's reported earnings in future periods, the company is not providing reported earnings guidance nor is it providing a reconciliation for the comparable future period ea rnings. The adjusted earnings should be considered supplemental information to assist in understanding our business results, rather than as a substitute for the repo rte d earnings.

19 CMS ENERGY CORPORATION Reconciliation of GAAP EPS to Non - GAAP Adjusted EPS by Segment (Unaudited) Electric Utility Reported net income per share $ 0.53 $ 0.42 $ 1.07 $ 0.83 Reconciling items: Other exclusions from adjusted earnings - 0.02 - 0.03 Tax impact - (0.01) - (0.01) Voluntary separation program - (*) - 0.03 Tax impact - * - (0.01) Adjusted net income per share – non-GAAP $ 0.53 $ 0.43 $ 1.07 $ 0.87 Gas Utility Reported net income per share $ 0.13 $ 0.14 $ 0.75 $ 0.55 Reconciling items: Other exclusions from adjusted earnings - * - * Tax impact - (*) - (*) Voluntary separation program - (*) - 0.01 Tax impact - * - (*) Adjusted net income per share – non-GAAP $ 0.13 $ 0.14 $ 0.75 $ 0.56 Enterprises Reported net income per share $ 0.01 $ - $ 0.06 $ 0.07 Reconciling items: Other exclusions from adjusted earnings * (*) (*) * Tax impact (*) * * (*) Tax reform - - - (0.01) Voluntary separation program - - - * Tax impact - - - (*) Adjusted net income per share – non-GAAP $ 0.01 $ - $ 0.06 $ 0.06 Corporate Interest and Other Reported net loss per share $ (0.12) $ (0.11) $ (0.24) $ (0.20) Reconciling items: Other exclusions from adjusted earnings (*) * (*) (*) Tax impact * (*) * * Tax reform - - - (0.02) Voluntary separation program - - - - Tax impact - - - - Adjusted net loss per share – non-GAAP $ (0.12) $ (0.11) $ (0.24) $ (0.22) Discontinued Operations Reported net income per share available to common stockholders $ 0.06 $ 0.03 $ 0.18 $ 0.08 Reconciling items: Disposal of discontinued operations loss 0.02 - 0.02 - Tax impact (0.01) - (0.01) - Adjusted net income per share – non-GAAP $ 0.07 $ 0.03 $ 0.19 $ 0.08 Total Operations Reported net income per share $ 0.61 $ 0.48 $ 1.82 $ 1.33 Reconciling items: Disposal of discontinued operations loss 0.02 - 0.02 - Tax impact (0.01) - (0.01) - Other exclusions from adjusted earnings * 0.02 (*) 0.03 Tax impact (*) (0.01) * (0.01) Tax reform - - - (0.03) Voluntary separation program - (*) - 0.04 Tax impact - * - (0.01) Adjusted net income per share – non-GAAP $ 0.62 $ 0.49 $ 1.83 $ 1.35 Additional reconciling items: Adjusted discontinued operations income - non-GAAP (0.10) (0.04) (0.25) (0.10) Tax impact 0.03 0.01 0.06 0.02 Adjusted continuing operations net income per share – non-GAAP $ 0.55 $ 0.46 $ 1.64 $ 1.27 Average Common Shares Outstanding – Diluted 289.4 286.5 289.3 285.8 * Less than $0.01 per share. In Millions, Except Per Share Amounts Three Months Ended Six Months Ended 6/30/21 6/30/20 6/30/21 6/30/20

20 CMS ENERGY CORPORATION Reconciliation of GAAP Net Income to Non - GAAP Adjusted Net Income by Quarter (Unaudited ) Net Income Available to Common Stockholders $ 349 $ 176 Reconciling items: Electric utility and gas utility - - Tax impact - - Enterprises (1) * Tax impact * (*) Corporate interest and other - (*) Tax impact - * Disposal of discontinued operations loss - 5 Tax impact - (1) Adjusted Net Income – Non-GAAP $ 348 $ 180 Additional reconciling items: Adjusted discontinued operations income - non-GAAP (43) (30) Tax impact 9 8 Adjusted Continuing Operations Net Income – Non-GAAP $ 314 $ 158 Average Common Shares Outstanding – Diluted 289.1 289.4 Diluted Earnings Per Average Common Share $ 1.21 $ 0.61 Reconciling items: Electric utility and gas utility - - Tax impact - - Enterprises (*) * Tax impact * (*) Corporate interest and other - (*) Tax impact - * Disposal of discontinued operations loss - 0.02 Tax impact - (0.01) Adjusted Diluted Earnings Per Average Common Share – Non-GAAP $ 1.21 $ 0.62 Additional reconciling items: Adjusted discontinued operations income - non-GAAP (0.15) (0.10) Tax impact 0.03 0.03 Adjusted Continuing Operations Diluted Earnings Per Average Common Share – Non-GAAP $ 1.09 $ 0.55 Net Income Available to Common Stockholders $ 243 $ 136 $ 218 $ 158 Reconciling items: Electric utility and gas utility 15 4 4 2 Tax impact (4) (1) (1) (1) Enterprises 1 (*) * (*) Tax impact (4) * (*) * Corporate interest and other (2) * (*) * Tax impact (4) (*) * (*) Adjusted Net Income – Non-GAAP $ 245 $ 139 $ 221 $ 159 Additional reconciling items: Adjusted discontinued operations income - non-GAAP (17) (11) (16) (32) Tax impact 3 3 4 8 Adjusted Continuing Operations Net Income – Non-GAAP $ 231 $ 131 $ 209 $ 135 Average Common Shares Outstanding – Diluted 285.2 286.5 286.9 286.9 Diluted Earnings Per Average Common Share $ 0.85 $ 0.48 $ 0.76 $ 0.55 Reconciling items: Electric utility and gas utility 0.05 0.02 0.01 0.01 Tax impact (0.01) (0.01) (*) (*) Enterprises * (*) * (*) Tax impact (0.01) * (*) * Corporate interest and other (*) * (*) * Tax impact (0.02) (*) * (*) Adjusted Diluted Earnings Per Average Common Share – Non-GAAP $ 0.86 $ 0.49 $ 0.77 $ 0.56 Additional reconciling items: Adjusted discontinued operations income - non-GAAP (0.06) (0.04) (0.05) (0.11) Tax impact 0.01 0.01 0.01 0.03 Adjusted Continuing Operations Diluted Earnings Per Average Common Share – Non-GAAP $ 0.81 $ 0.46 $ 0.73 $ 0.48 * Less than $0.5 million or $0.01 per share. In Millions, Except Per Share Amounts 2020 1Q 2Q 3Q 4Q In Millions, Except Per Share Amounts 2021 1Q 2Q

21 CMS ENERGY CORPORATION Reconciliation of GAAP Net Income to Non - GAAP Adjusted Net Income (Unaudited) Net Income Available to Common Stockholders $ 176 $ 136 $ 525 $ 379 Reconciling items: Disposal of discontinued operations (gain) loss 5 - 5 - Tax impact (1) - (1) - Other exclusions from adjusted earnings** * 4 (1) 7 Tax impact (*) (1) * (1) Tax reform - - - (9) Voluntary separation program - (*) - 11 Tax impact - * - (3) Adjusted net income – non-GAAP $ 180 $ 139 $ 528 $ 384 Additional reconciling items: Adjusted discontinued operations income - non-GAAP (30) (11) (73) (28) Tax impact 8 3 17 6 Adjusted continuing operations net income – non-GAAP $ 158 $ 131 $ 472 $ 362 Average Common Shares Outstanding Basic 289.0 285.5 288.8 284.4 Diluted 289.4 286.5 289.3 285.8 Basic Earnings Per Average Common Share Reported net income per share $ 0.61 $ 0.48 $ 1.82 $ 1.33 Reconciling items: Disposal of discontinued operations (gain) loss 0.02 - 0.02 - Tax impact (0.01) - (0.01) - Other exclusions from adjusted earnings** * 0.02 (*) 0.03 Tax impact (*) (0.01) * (0.01) Tax reform - - - (0.03) Voluntary separation program - (*) - 0.04 Tax impact - * - (0.01) Adjusted net income per share – non-GAAP $ 0.62 $ 0.49 $ 1.83 $ 1.35 Additional reconciling items: Adjusted discontinued operations income - non-GAAP (0.10) (0.04) (0.25) (0.10) Tax impact 0.03 0.01 0.06 0.02 Adjusted continuing operations net income per share – non-GAAP $ 0.55 $ 0.46 $ 1.64 $ 1.27 Diluted Earnings Per Average Common Share Reported net income per share $ 0.61 $ 0.48 $ 1.82 $ 1.33 Reconciling items: Disposal of discontinued operations (gain) loss 0.02 - 0.02 - Tax impact (0.01) - (0.01) - Other exclusions from adjusted earnings** * 0.02 (*) 0.03 Tax impact (*) (0.01) * (0.01) Tax reform - - - (0.03) Voluntary separation program - (*) - 0.04 Tax impact - * - (0.01) Adjusted net income per share – non-GAAP $ 0.62 $ 0.49 $ 1.83 $ 1.35 Additional reconciling items: Adjusted discontinued operations income - non-GAAP (0.10) (0.04) (0.25) (0.10) Tax impact 0.03 0.01 0.06 0.02 Adjusted continuing operations net income per share – non-GAAP $ 0.55 $ 0.46 $ 1.64 $ 1.27 * Less than $0.5 million or $0.01 per share. ** In Millions, Except Per Share Amounts Management views adjusted (non-Generally Accepted Accounting Principles) earnings as a key measure of the Company's present operating financial performance and uses adjusted earnings for external communications with analysts and investors. Internally, the Company uses adjusted earnings to measure and assess performance. Adjustments could include items such as discontinued operations, asset sales, impairments, restructuring costs, changes in accounting principles, changes in federal tax policy, regulatory items from prior years, unrealized gains or losses, recognized in net income, from mark-to-market adjustments related to CMS Enterprises’ interest expense, or other items. The adjusted earnings should be considered supplemental information to assist in understanding our business results, rather than as a substitute for reported earnings. Three Months Ended Six Months Ended 6/30/21 6/30/20 6/30/21 6/30/20 Includes restructuring costs and unrealized gains or losses, recognized in net income, from mark-to-market adjustments related to CMS Enterprises' interest expense.

22 CMS ENERGY CORPORATION Reconciliation of GAAP to Non - GAAP Adjusted Net Income from Continuing and Discontinued Operations ( Unaudited) Net Income Available to Common Stockholders $ 158 $ 128 $ 473 $ 357 Reconciling items: Other exclusions from adjusted earnings** * 4 (1) 7 Tax impact (*) (1) * (1) Tax reform - - - (9) Voluntary separation program - (*) - 11 Tax impact - * - (3) Adjusted net income from continuing operations – non-GAAP $ 158 $ 131 $ 472 $ 362 $ 18 $ 8 $ 52 $ 22 Reconciling items: Disposal of discontinued operations (gain) loss 5 - 5 - Tax impact (1) - (1) - Adjusted net income from discontinued operations – non-GAAP $ 22 $ 8 $ 56 $ 22 Average Common Shares Outstanding Basic 289.0 285.5 288.8 284.4 Diluted 289.4 286.5 289.3 285.8 Basic Earnings Per Average Common Share $ 0.55 $ 0.45 $ 1.64 $ 1.25 Reconciling items: Other exclusions from adjusted earnings** * 0.02 (*) 0.03 Tax impact (*) (0.01) * (0.01) Tax reform - - - (0.03) Voluntary separation program - (*) - 0.04 Tax impact - * - (0.01) Adjusted net income from continuing operations per average common share – non-GAAP $ 0.55 $ 0.46 $ 1.64 $ 1.27 $ 0.06 $ 0.03 $ 0.18 $ 0.08 Reconciling items: Disposal of discontinued operations (gain) loss 0.02 - 0.02 - Tax impact (0.01) - (0.01) - Adjusted net income from discontinued operations per average common share – non-GAAP $ 0.07 $ 0.03 $ 0.19 $ 0.08 Diluted Earnings Per Average Common Share $ 0.55 $ 0.45 $ 1.64 $ 1.25 Reconciling items: Other exclusions from adjusted earnings** * 0.02 (*) 0.03 Tax impact (*) (0.01) * (0.01) Tax reform - - - (0.03) Voluntary separation program - (*) - 0.04 Tax impact - * - (0.01) Adjusted net income from continuing operations per average common share – non-GAAP $ 0.55 $ 0.46 $ 1.64 $ 1.27 $ 0.06 $ 0.03 $ 0.18 $ 0.08 Reconciling items: Disposal of discontinued operations (gain) loss 0.02 - 0.02 - Tax impact (0.01) - (0.01) - Adjusted net income from discontinued operations per average common share – non-GAAP $ 0.07 $ 0.03 $ 0.19 $ 0.08 * Less than $0.5 million or $0.01 per share. **Includes restructuring costs and unrealized gains or losses, recognized in net income, from mark-to-market adjustments related to CMS Enterprises' interest expense. Management views adjusted (non-Generally Accepted Accounting Principles) earnings as a key measure of the Company's present operating financial performance and uses adjusted earnings for external communications with analysts and investors. Internally, the Company uses adjusted earnings to measure and assess performance. Adjustments could include items such as discontinued operations, asset sales, impairments, restructuring costs, changes in accounting principles, changes in federal tax policy, regulatory items from prior years, unrealized gains or losses, recognized in net income, from mark-to-market adjustments related to CMS Enterprises’ interest expense, or other items. The adjusted earnings should be considered supplemental information to assist in understanding our business results, rather than as a substitute for reported earnings. In Millions, Except Per Share Amounts Three Months Ended Six Months Ended 6/30/21 6/30/20 6/30/21 6/30/20 Reported net income from continuing operations per average common share available to common stockholders Reported net income from discontinued operations per average common share available to common stockholders Reported net income from continuing operations available to common stockholders Reported net income from discontinued operations available to common stockholders Reported net income from continuing operations per average common share available to common stockholders Reported net income from discontinued operations per average common share available to common stockholders